Exhibit 23.2


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the registration statements on Form S-3 (Registration Nos. 333-48680, 333-31217 and 33-77286) of Aphton Corporation of our report dated April 24, 2000 relating to the financial statements which appear in this Form 10-K/A.


                                                   /s/PricewaterhouseCoopers LLP

Honolulu, Hawaii
December 19, 2001